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                                                                   Exhibit 10.30

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of January 1, 2002 (this "Agreement"), is by and among, Allstate Insurance Company, an Illinois insurance company ("Allstate"), Allstate Investments, LLC, an Illinois limited liability company ("ALLSTATE INVESTMENTS"), and Intramerica Life Insurance Company, a New York insurance company ("ILIC").

     WHEREAS, Allstate is a party to an Investment Advisory Agreement with ILIC, dated July 1, 1999 (the "Assigned Agreement");

     WHEREAS, Allstate wishes to convey and ALLSTATE INVESTMENTS wishes to assume all of Allstate's right, title, and interest in the Assigned Agreement; and

     WHEREAS, ILIC wishes ALLSTATE INVESTMENTS assume all of Allstate's right, title, and interest in the Assigned Agreement.

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Allstate does hereby assign to ALLSTATE INVESTMENTS all right, title, and interest in and to the Assigned Agreement, and ALLSTATE INVESTMENTS hereby assumes all of Allstate's right, title, interests and obligations under the Assigned Agreement. Further, ILIC hereby releases Allstate from any obligations under the Assigned Agreement. It is agreed that any demand made pursuant to the terms of the Assigned Agreement will now be made on ALLSTATE INVESTMENTS.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                   ALLSTATE INSURANCE COMPANY

                                   By:
                                        ----------------------------------------
                                   Name:  James P. Zils
                                   Title:  Vice President and Treasurer

                                   ALLSTATE INVESTMENTS, LLC

                                   By:
                                        ----------------------------------------
                                   Name:  Casey J. Sylla
                                   Title:  Chairman of the Board and President

                                   INTRAMERICA LIFE INSURANCE COMPANY

                                   By:
                                        ----------------------------------------
                                   Name:
                                   Title: